Exhibit 99.2

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: June 7, 2010

THE GOLDMAN SACHS GROUP, INC.

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact

GOLDMAN, SACHS & CO.

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact

GOLDMAN SACHS MANAGEMENT GP GMBH

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact

GS CAPITAL PARTNERS V FUND, L.P.

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact

GS CAPITAL PARTNERS V GMBH & CO. KG

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact

GSCP V ADVISORS, L.L.C.

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact

GSCP V OFFSHORE ADVISORS, L.L.C.

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact

GS ADVISORS V, L.L.C.

By:               /s/ Yvette Kosic
Name:          Yvette Kosic
Title:            Attorney-in-fact